UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2026

F.N.B. CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

001-31940			25-1255406
(Commission File Number)			(IRS Employer Identification No.)

626 Washington Place,	Pittsburgh,	PA	15219
(Address of Principal Executive Offices)			(Zip Code)

(800) 555-5455

(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common Stock, par value $0.01 per share	FNB	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS' COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Our independent lead director, William B. Campbell, who has been a director of F.N.B. Corporation since 1975, did not stand for re-election and retired from our Board of Directors effective May 6, 2026.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the F.N.B. Corporation Annual Meeting held on May 6, 2026, shareholders voted on the matters set forth below.

Proposal 1 - Election of Our Board of Directors

Our ten director nominees proposed by the Board of Directors were elected to serve until the 2027 Annual Meeting by the following vote of common shareholders:

Director Nominee	For	%	Withhold	%	Broker Non-Votes
Pamela A. Bena	274,443,637	97.24%	7,795,885	2.76%	33,431,676
James D. Chiafullo	252,862,537	89.59%	29,376,985	10.41%	33,431,676
Vincent J. Delie, Jr.	275,371,433	97.57%	6,868,089	2.43%	33,431,676
Mary Jo Dively	280,350,070	99.33%	1,889,452	0.67%	33,431,676
David J. Malone	269,040,072	95.32%	13,199,450	4.68%	33,431,676
Frank C. Mencini	274,450,444	97.24%	7,789,078	2.76%	33,431,676
David L. Motley	276,119,473	97.83%	6,120,049	2.17%	33,431,676
Heidi A. Nicholas	278,467,195	98.66%	3,772,327	1.34%	33,431,676
John S. Stanik	278,370,739	98.63%	3,868,783	1.37%	33,431,676
William J. Strimbu	264,398,695	93.68%	17,840,827	6.32%	33,431,676

Proposal 2 - Advisory Resolution to Approve Executive Compensation

The advisory resolution to approve the 2025 compensation of our named executive officers was approved by the following vote of common shareholders:

For	%	Against	%	Abstain	Broker Non-Votes
271,506,978	96.55%	9,705,921	3.45%	1,026,623	33,431,676

Proposal 3 - Ratification of FNB's Independent Registered Public Accounting Firm

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026 was approved by the following vote of common shareholders:

For	%	Against	%	Abstain	Broker Non-Votes
307,043,313	97.44%	8,059,504	2.56%	568,381	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION
(Registrant)

By:	/s/ Vincent J. Calabrese, Jr.
Name:	Vincent J. Calabrese, Jr.
Title:	Chief Financial Officer

Dated: May 8, 2026